Exhibit 99.1

Annual Meeting of Shareholders April 22, 2021

During the course of this presentation, we will be providing you with a discussion of some of the factors we currently anticipate may influence the future results of Republic Bancorp, Inc. (“Republic” or the “Company”), as well as certain financial projections. We want to emphasize that these forward-looking statements involve judgment, and that individual judgments may vary. Moreover, these statements are based on limited information available to us now, which is subject to change. Actual results may differ substantially from what we say today and no one should assume later that the comments we provide today are still valid. They speak only as of today. Specific risk factors that could change causing our projections not to be achieved are discussed in the “Risk Factors” section of our Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 26, 2021, and other reports filed with the SEC from time to time. 2 Safe Harbor

STEVE TRAGER Chair and Chief Executive Officer 3

Financial Highlights Year ended December 31, 2020 4

2020 Financial Highlights – 5 (1) Pre-Tax, Pre-Provision Adjusted Income is a non-GAAP measure that management believes better reflects the operating performance of the Company (See Non-GAAP reconciliation within the Appendix of this Presentation) +7% over 2019 Net Income ($000s) 2018 2019 2020 Core Bank $ 54,190 $ 63,453 $ 54,148 Republic Processing Group (RPG) 23,662 28,246 29,098 Total Company $ 77,852 $ 91,699 $ 83,246 Pre-Tax, Pre-Provision Adjusted(1) Income ($000s) 2018 2019 2020 Total Company $ 121,264 $ 127,528 $ 136,019 For the Years Ended: ➢ Continued Growth in Franchise Earnings ➢ Increased Loan Loss Provision in Response to Pandemic

6 2020 Financial Highlights – NM – Not Meaningful 2018 2019 2020 2018 2019 2020 Core Bank $ 176,526 $ 184,574 $ 186,700 3.70% 3.61% 3.39% Republic Processing Group (RPG) 49,532 51,552 45,615 NM NM NM Total Company $ 226,058 $ 236,126 $ 232,315 4.62% 4.46% 4.10% Net Interest Income ($000s) Net Interest Margin For the Years Ended: For the Years Ended ➢ Net Interest Income Remained Strong Despite Industry-Wide Net Interest Margin (NIM) Compression

2020 Financial Highlights – 7 $28 $23 $14 $4 $3 $17 $31 $26 $31 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 2018 2019 2020 RPG Provision Core Bank Provision Total Company $15.2 COVID net impact - Core Bank and Total Company Millions Year Core Bank Total Company 2018 0.06% 0.72% 2019 0.11% 0.61% 2020 0.03% 0.42% Net Charge-off % Provision ➢ Net Charge-offs Remained Low Compared to Provision Due to rounding, parts may not sum to the whole in graph above.

2020 Financial Highlights – 8 Mortgage Banking Income, $32MM Net Refund Transfer Fees, $20MM Program Fees, $7MM Service Charges on Deposits, $12MM Interchange Fees, $11MM Other, $5MM 2020 Noninterest Income Mix Total Noninterest Income 2020 - $87 Million, +16% 2019 - $75 Million 2018 - $63 Million ➢ Strong Mix of Noninterest Income Led to 16% Growth in 2020

2020 Financial Highlights – 9 Salaries and Employee Benefits, $106MM Technology, Communication, and Equipment, $29MM Occupancy, $13MM Other, $37MM 2020 Noninterest Expense Mix Total Noninterest Expense 2020 - $185 Million 2019 - $172 Million 2018 - $164 Million ➢ Investments in Talent and Technology

Balance Sheet 10

Balance Sheet – Residential Real Estate 24% Traditional Commercial Portfolios 37% Home Equity 5% Consumer Other 1% Aircraft 2% RPG Loans 3% PPP Loans 8% Warehouse Lines of Credit 20% 11 Loan Portfolio Dec. 31, 2020 Total Loans Dec. 31, 2020 - $4.8 Billion, +9% Dec. 31, 2019 - $4.4 Billion Dec. 31, 2018 - $4.1 Billion ➢ Well-Diversified Loan Portfolio Led to 9% Growth in 2020

12 Balance Sheet – Reportable Segment (in $000s) Allowance Allowance to Loans Allowance Allowance to Loans Traditional Bank, Less PPP $ 49,699 1.50% $ 28,205 0.78% Plus: Paycheck Protection Program - 0.00% NA NA Traditional Bank 49,699 1.34% 28,205 0.78% Warehouse Lending 2,407 0.25% 1,794 0.25% Total Core Bank 52,106 1.11% 29,999 0.70% Total Republic Processing Group 8,961 6.65% 13,352 11.15% Total Company $ 61,067 1.27% $ 43,351 0.98% As of December 31, 2020 As of December 31, 2019 ➢ Prudent Increase in Allowance for Credit Losses on Loans

13 Balance Sheet – Ratio 12/31/2019 12/31/2020 Nonperforming Loans / Total Loans 0.54% 0.50% Nonperforming Assets / Total Assets 0.43% 0.45% Delinquent Loans / Total Loans 0.30% 0.21% Allowance* / Nonperforming Loans 129% 221% Allowance* / Total Loans 0.70% 1.11% Net Charge-offs / Average Loans 0.11% 0.03% *Allowance based on the CECL method effective January 1, 2020. Prior periods based on the probable-incurred method. As of and for the Years Ended ➢ Continued Strong Core Bank Credit Quality

Balance Sheet – Core Bank - Time and Brokered Deposits 9% RPG Deposits 8% Core Bank - IB Transactional Deposits 32% Core Bank - NIB Transactional Deposits 51% 14 Deposit Portfolio Dec. 31, 2020 Total Deposits Dec. 31, 2020 - $4.7 Billion, +25% Dec. 31, 2019 - $3.8 Billion Dec. 31, 2018 - $3.5 Billion IB – Interest Bearing NIB – Noninterest Bearing ➢ Record Growth in Deposits, up 25% in 2020 ➢ 91% of Deposits are Low-to-No Cost Stable Deposits

15 Balance Sheet – (1) The loan to deposit ratio excludes brokered deposits For the Quarter Ended Loan to Deposits(1) 12/31/2018 12/31/2019 12/31/2020 3/31/2021 Traditional Bank 106% 105% 87% 78% Core Bank 119% 124% 108% 100% RPG 305% 271% 99% 78% Total Company 121% 126% 108% 99% For the Years Ended ➢ Enhanced Loan-to-Deposit Ratio ➢ Reduced Dependence on Borrowings

Capital Ratio 12/31/2020 Republic Bancorp1 Peer2 Well Capitalized Minimum Requirement3 Tier 1 Leverage 13.70% 9.58% 5.00% CET 1 Risk Based 16.61% 13.37% 6.50% Tier 1 Risk Based 17.43% 13.39% 8.00% Total Risk Based 18.52% 14.55% 10.00% 16 Balance Sheet – 1. The Company is still in the process of preparing its March 31, 2021 regulatory capital ratios but expect them to remain above well capitalized levels. 2. Peer data obtained from the December 31, 2020 Republic Bank & Trust Company Uniform Bank Performance Report (“UBPR”) Peer Group #3. 3. Based on prompt corrective action thresholds for FDIC supervised financial institutions - see 12 CFR Part 324, subpart H. ➢ Strong Capital Levels

$0.09 $0.12 $0.14 $0.16 $0.20 $0.24 $0.29 $0.35 $0.41 $0.46 $0.51 $0.55 $0.59 $0.64 $0.68 $0.73 $0.77 $0.81 $0.86 $0.95 $1.03 $1.12 $1.21 $0.21 $1.10 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 Cash Dividend Paid Regular Dividend Special Dividend 17 ➢ Long History of Solid Dividend Increases *CAGR - Compound Annual Growth Rate **Regular dividend for 2021 reflects annualized 1st quarter 2021 dividend declared. CAGR* = 12% Balance Sheet –

Cultural Highlights 18

• Transformed almost 100% of our back-office to a work-from-home environment • Provided remote service through our fleet of Interactive Teller Machines • Originated over 4,700 PPP Loans totaling over $700 million during 2020 and 2021 • During 2020, provided loan deferrals and forbearances on just over 1,700 loans representing approximately $800 million in balances 19 Cultural Highlights – ➢ Thoughtful Pandemic Response

• In June 2020, Logan Pichel was selected as the new President for Republic Bank • In July 2020, Pedro Bryant appointed Republic Bank’s Managing Director for Community Lending and began managing Republic Bank’s newly formed Community Loan Fund • In September 2020, Ashley Duncan appointed Republic Bank’s Director of Inclusion and Diversity 20 Cultural Highlights – ➢ Associates and Communities

Cultural Highlights - 21 • Recognized as a “Best Place to Work” for 5th consecutive year • Selected as a Business Impact Award winner by Louisville Business First • Chosen for the 14th consecutive year as the Best Local Bank by LEO Readers’ Choice Awards • Won the Innovation Award in Mastercard's annual Community Institution Segment Awards • Along with the Republic Bank Foundation, recognized for contributions to support of charities and philanthropic enterprises in Louisville Business First's Partners in Philanthropy program • Included on Forbes list of America’s Best Banks in each State. • Ranked as the number one home mortgage lender in volume by Louisville Business First in 2020. ➢ 2020 Honors

First Quarter Results and Long-Term Initiatives Quarter ended March 31, 2021 22

1Q21 Results - 23 ➢ Strong Growth in Core Bank Earnings ➢ Impact of Delayed Tax Season Net Income by Segment ($000s) 1Q2020 1Q2021 $ Change % Change Core Bank 10,025 16,407 6,382 64% Republic Processing Group (RPG) 16,672 4,026 (12,646) -76% Total Company $ 26,697 $ 20,433 $ (6,264) -23%

• Mortgage Banking income increased $2.4 million, or 50%, from 1Q20 • Warehouse Lending net income increased $2.1 million, or 85%, from 1Q20 • Originated over $175 million in PPP loans to over 1,000 businesses • Grew core deposits(1) $232 million, or 5% during 1Q21 • Net charge-offs to average loans for 1Q21 remained positively low at 0.03% for the Core Bank and 0.09% for the Total Company – both rates annualized 1Q21 Results - (1) See non-GAAP reconciliation within the Appendix of this presentation. 24

• Increase market share within footprint • Enhance capital deployment in technology, digital, and fintech • Enhance customer service and improve efficiency • Continue support for diversity and inclusion for community and associates Long-Term Initiatives - 25

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Thank You 27

Appendix – Non-GAAP Reconciliations Management uses non-GAAP measures to evaluate the on-going performance of the Company. Non-GAAP measures are not formally defined by GAAP or codified in the federal banking regulations, and other entities may use calculation methods that differ from those used by the Company. 28

Pre-Tax, Pre-Provision Adjusted Income (PTPPAI) Pre-Tax, Pre-Provision Adjusted Income is a non-GAAP measure that management believes better reflects the operating performance of the Company. PTPPAI excludes significant, generally non- recurring items that may reduce comparability between periods. 29 Pre-Tax, Pre-Provision Adjusted Income ($000s) 2018 2019 2020 Total Company - GAAP Net Income $ 77,852 $ 91,699 $ 83,246 Less: Net income from divested branches 4,239 10,385 - Less: Provision expense for divested branches (27) (886) - Less: Income tax expense for divested branches 155 1,924 - Plus: FHLB advance prepayment penalties - - 2,108 Plus: Provision expense 31,368 25,758 31,278 Plus: Income tax expense 16,411 21,494 19,387 Pre-Tax, Pre-Provision Adjusted Income - Non-GAAP $ 121,264 $ 127,528 $ 136,019 Non-GAAP Reconciliation

Core Deposits Core deposits, a non-GAAP measure, are total deposits excluding time deposits greater than or equal to $250,000, all brokered deposits, and all deposits attributable to the Company’s RPG operations. Core deposits are intended to include those deposits that are more stable and lower cost and that reprice more slowly than other deposits when interest rates rise. 30 Core Deposits ($000s) 1Q2020 1Q2021 Change $ Change % Noninterest-bearing deposits - GAAP $ 1,890,416 $ 2,276,348 $ 385,932 20% Less: Noninterest-bearing deposits - RPG 386,754 687,701 300,947 78% Noninterest-bearing core deposits - Non-GAAP (a) $ 1,503,662 $ 1,588,647 $ 84,985 6% Interest-bearing deposits - GAAP 2,842,765 2,995,144 152,379 5% Less: Time deposits, $250,000 and over 83,448 77,014 (6,434) -8% Less: Brokered deposits 25,010 40,504 15,494 62% Less: Interest-bearing deposits - RPG 6,673 2,964 (3,709) -56% Interest-bearing core deposits - Non-GAAP (b) $ 2,727,634 $ 2,874,662 $ 147,028 5% Total core deposits - Non-GAAP (a+b) $ 4,231,296 $ 4,463,309 $ 232,013 5% Non-GAAP Reconciliation